Prospectus Supplement – July 1, 2011
to the Prospectuses listed below, each as supplemented

Fund	Prospectuses Dated
Columbia Income Builder Fund	04/11/2011

At a meeting held on June 9, 2011, the Board of Trustees of Columbia Income Builder Fund (the Fund) approved changes to the asset allocation ranges for the Fund. The following changes are effective July 1, 2011:

The Target Allocation Ranges described under the Principal Investment Strategies of the Fund in the Summary of the Fund section are superseded and replaced as follows:

Asset Class
(Target Allocation Ranges — Under Normal Market Conditions)*
Alternative
Investment
	Equity	Fixed Income	Cash	Strategies

Income Builder Fund	0-35%	55-100%	0-15%	0-20%

*	Market appreciation or depreciation may cause the Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees.

“Table 2. Asset Class Ranges by Fund” in the Principal Investment Strategies of the Fund, as described under the section More Information About the Fund, is superseded and replaced as follows:

Table 2. Asset Class Ranges

Asset Class
(Target Allocation Range — Under Normal Market Conditions)*
Alternative
Investment
Fund	Equity	Fixed Income	Cash	Strategies

Income Builder Fund	0-35%	55-100%	0-15%	0-20%

*	Market appreciation or depreciation may cause each Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees.

S-6413-1 A (7/11)

*Valid until next update.